UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		81-0422894
(State of incorporation)		(IRS Employer
Identification No.)
0-13063
(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.  ☐

Item 7.01   Regulation FD Disclosure.

On January 5, 2018, Scientific Games Corporation, a Delaware corporation (the “Company” or “SGMS”) issued a press release announcing the completion of its previously announced acquisition (the “Acquisition”) of NYX Gaming Group Limited, a Guernsey company (“NYX”).  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Items.

On January 5, 2018, pursuant to the Arrangement Agreement, as amended, previously disclosed in the Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on September 21, 2017 and on November 27, 2017 (the “Arrangement Agreement”), Bally Gaming And Systems UK Limited, a UK company and a wholly owned subsidiary of the Company, acquired all issued and outstanding ordinary shares of NYX at a purchase price of CAD $2.40 per share in cash, without interest, by means of a court-sanctioned scheme of arrangement under the Companies (Guernsey) Law, 2008 (as amended).

The foregoing summary of the Arrangement Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Arrangement Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K by the Company with the SEC on September 21, 2017, and is incorporated herein by reference, and the First Amendment to Arrangement Agreement, dated as of November 21, 2017,  a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K by the Company with the SEC on November 27, 2017 and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” and “forward-looking information” (collectively “forward-looking statements”) within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws.  Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect,” “anticipate,” “estimate,” “should,” “could,” “potential,” “opportunity,” or similar terminology.  These statements are based upon management’s current expectations, beliefs, assumptions and estimates and are not guarantees of timing, future results or performance.  Similarly, statements herein that describe the transaction, including its financial impact, the expected delisting of the NYX Ordinary Shares from the TSX Venture Exchange and other statements of management’s expectations, beliefs, assumptions, estimates and goals regarding the transaction are forward-looking statements.  It is uncertain whether any of the events or results anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of SGMS’ stock.  These forward-looking statements involve certain risks and uncertainties and other factors that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: potential litigation related to the transaction; disruption of NYX’s or SGMS’ current plans and operations as a result of the transaction; the ability of NYX or SGMS to retain and hire key personnel; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; the ability of SGMS to successfully integrate NYX’s operations, product lines and technology; the diversion of management’s attention from SGMS’ and NYX’s ongoing business operations; the ability of SGMS to implement its plans, forecasts and other expectations with respect to NYX’s business and realize additional opportunities for growth and innovation; the ability of SGMS to realize the anticipated synergies from the transaction in the anticipated amounts or within the anticipated timeframes or costs expectations or at all; the ability to maintain relationships with SGMS’ and NYX’s respective employees, customers, other business partners and governmental authorities; and the other risks, uncertainties and important factors contained and identified (including under the heading “Risk Factors”) in SGMS’ filings with the SEC, such as its Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K, and NYX’s filings with Canadian securities regulators, any of which could cause actual results to differ materially from the forward-looking statements.  The forward-looking statements included in this document are made only as of the date hereof and SGMS does not undertake any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise, except as may be required by applicable law.  To the maximum extent permitted by law, none of SGMS, its directors, employees or agents accepts any liability for any loss arising from the use of NYX information contained in this document. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

2.1
Arrangement Agreement, dated as of September 20, 2017, among Scientific Games Corporation, Bally Gaming And Systems UK Limited and NYX Gaming Group Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 21, 2017).

2.2
First Amendment to Arrangement Agreement, dated as of November 21, 2017, among Scientific Games Corporation, Bally Gaming And Systems UK Limited and NYX Gaming Group Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 27, 2017).

99.1	Press Release of Scientific Games Corporation, dated as of January 5, 2018.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: January 5, 2018	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1
Arrangement Agreement, dated as of September 20, 2017, among Scientific Games Corporation, Bally Gaming And Systems UK Limited and NYX Gaming Group Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 21, 2017).

2.2
First Amendment to Arrangement Agreement, dated as of November 21, 2017, among Scientific Games Corporation, Bally Gaming And Systems UK Limited and NYX Gaming Group Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 27, 2017).

99.1	Press Release of Scientific Games Corporation, dated as of January 5, 2018.